CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

In connection with the amended annual report on Form 10-K of 2-Track Global, Inc. (the “Company”), for the period ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to our knowledge

(1) the amended Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the amended Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

2-TRACK GLOBAL, INC.

Dated: July 17, 2012	/s/ Woosun Jung
Woosun Jung, Chief Executive Officer

Dated: July 17, 2012	/s/ Woosun Jung
Woosun Jung, Chief Financial Officer

Exhibit 32